Net Loss Per Share of Common Stock - Schedule of Earnings Per Share Basic and Diluted (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Numerator:
Net loss	$ (185,080)	$ (5,196)
Denominator:
Basic weighted-average common shares	612,047,053	307,005,057
Diluted weighted-average common shares	612,047,053	307,005,057
Basic net loss per share	$ (0.30)	$ (0.02)
Diluted net loss per share	$ (0.30)	$ (0.02)